SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-8788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

1-4698	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0045330

0-508	SIERRA PACIFIC POWER COMPANY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Section 9 — Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED DECEMBER 2, 2004

Section 8 — Other Events

8.01 Other Events.

On December 2, 2004, Sierra Pacific Resources (SPR), the parent company of Nevada Power Company and Sierra Pacific Power Company announced that the U.S. Bankruptcy Court for the Southern District of New York enjoined SPR’s electric utilities from participating in the Federal Energy Regulatory Commission (FERC) hearings that were scheduled to begin December 13, 2004, in the companies’ ongoing dispute with Enron Power Marketing, Inc. over terminated power contracts. Judge Arthur Gonzalez, who issued the final order on Friday, December 3, stated that the issues involved in the proposed FERC hearings were “duplicative” of what is now before his court. A copy of the press release is attached as exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
        None.

(b) Pro forma financial information.
        None.

(c) Exhibits.
        99.1 Press release dated December 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: December 6, 2004	By:	/s/ John E. Brown John E. Brown Controller

Nevada Power Company (Registrant)

Date: December 6, 2004	By:	/s/ John E. Brown John E. Brown Controller

Sierra Pacific Power Company (Registrant)

Date: December 6, 2004	By:	/s/ John E. Brown John E. Brown Controller